EXHIBIT 13.1
Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Le Gaga Holdings Limited. (the “Company”) on Form 20-F for the year ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shing Yung Ma, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: July 15, 2011

By:	/s/ Shing Yung Ma
	Name:	Shing Yung Ma
	Title:	Chairman and Chief Executive Officer